MEDICINOVA

MNOV
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© MediciNova, Inc. 2015

© MediciNova, Inc. 2015 Developing Novel Therapeutics for the Treatment of Serious Diseases with Unmet Medical Needs Exhibit 99.1

© MediciNova, Inc. 2015
Statements
in
this
presentation
that
are
not
historical
in
nature
constitute
forward-looking
statements
within
the
meaning
of
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
include
statements
regarding
MediciNova’s
clinical
trials
supporting
the
safety
and
efficacy
of
its
product
candidates
and
the
potential
novelty
of
such
product
candidates
as
treatments
for
disease,
plans
and
objectives
for
clinical
trials
and
product
development,
strategies,
future
performance,
expectations,
assumptions,
financial
condition,
liquidity
and
capital
resources.
These
forward-looking
statements
include,
without
limitation,
statements
regarding
the
future
development
and
efficacy
of
MN-166,
MN-221,
MN-001,
and
MN-029.
These
forward-looking
statements
may
be
preceded
by,
followed
by
or
otherwise
include
the
words
"believes,"
"expects,"
"anticipates,"
"intends,"
"estimates,"
"projects,"
"can,"
"could,"
"may,"
"will,"
"would,"
"considering,"
"planning"
or
similar
expressions.
These
forward-looking
statements
involve
a
number
of
risks
and
uncertainties
that
may
cause
actual
results
or
events
to
differ
materially
from
those
expressed
or
implied
by
such
forward-looking
statements.
Factors
that
may
cause
actual
results
or
events
to
differ
materially
from
those
expressed
or
implied
by
these
forward-looking
statements
include,
but
are
not
limited
to,
risks
of
obtaining
future
partner
or
grant
funding
for
development
of
MN-166,
MN-221,
MN-001,
and
MN-029
and
risks
of
raising
sufficient
capital
when
needed
to
fund
MediciNova's
operations
and
contribution
to
clinical
development,
risks
and
uncertainties
inherent
in
clinical
trials,
including
the
potential
cost,
expected
timing
and
risks
associated
with
clinical
trials
designed
to
meet
FDA
guidance
and
the
viability
of
further
development
considering
these
factors,
product
development
and
commercialization
risks,
the
uncertainty
of
whether
the
results
of
clinical
trials
will
be
predictive
of
results
in
later
stages
of
product
development,
the
risk
of
delays
or
failure
to
obtain
or
maintain
regulatory
approval,
risks
associated
with
the
reliance
on
third
parties
to
sponsor
and
fund
clinical
trials,
risks
regarding
intellectual
property
rights
in
product
candidates
and
the
ability
to
defend
and
enforce
such
intellectual
property
rights,
the
risk
of
failure
of
the
third
parties
upon
whom
MediciNova
relies
to
conduct
its
clinical
trials
and
manufacture
its
product
candidates
to
perform
as
expected,
the
risk
of
increased
cost
and
delays
due
to
delays
in
the
commencement,
enrollment,
completion
or
analysis
of
clinical
trials
or
significant
issues
regarding
the
adequacy
of
clinical
trial
designs
or
the
execution
of
clinical
trials,
and
the
timing
of
expected
filings
with
the
regulatory
authorities,
MediciNova's
collaborations
with
third
parties,
the
availability
of
funds
to
complete
product
development
plans
and
MediciNova's
ability
to
obtain
third
party
funding
for
programs
and
raise
sufficient
capital
when
needed,
and
the
other
risks
and
uncertainties
described
in
MediciNova's
filings
with
the
Securities
and
Exchange
Commission,
including
its
annual
report
on
Form
10-K
for
the
year
ended
December
31,
2014
and
its
subsequent
periodic
reports
on
Forms
10-Q
and
8-K.
Undue
reliance
should
not
be
placed
on
these
forward-looking
statements,
which
speak
only
as
of
September
25,
2015.
MediciNova
disclaims
any
intent
or
obligation
to
revise
or
update
these
forward-looking
statements.
Forward-Looking Statements

© MediciNova, Inc. 2015
Novel product candidates
in clinical development with encouraging efficacy
and safety data
MN-166 (ibudilast)
for the treatment of Neurology Diseases
including
Progressive MS, ALS, and Drug Dependence
Approved in Japan in 1989 (post-stroke dizziness and asthma)
Large safety database
MN-001 for the treatment of Fibrotic Diseases
including NASH (nonalcoholic
steatohepatitis) and IPF (idiopathic pulmonary fibrosis)
MN-221
for the treatment of acute exacerbations of asthma
Well capitalized
Experienced management team

MediciNova Highlights

Core Programs / Indications		Preclinical	Phase 1	Phase 2	Phase 3
MN-166, Oral Anti-inflammatory / Neuroprotective Therapeutic					
Neurodegenerative Diseases:					
Progressive Multiple Sclerosis NeuroNEXT/Cleveland Clinic, Funded by NINDS		Fully Enrolled in Q2-2015			
ALS (Amyotrophic Lateral Sclerosis) Carolinas Neuromuscular/ALS-MDA Center					
Drug Dependence:					
Methamphetamine Dependence UCLA, Funded by NIDA	Fast Track				
Opioid Dependence Columbia University, Funded by NIDA					
Alcohol Dependence UCLA, Funded by NIAAA					
MN-001, Oral Anti-inflammatory / Anti-Fibrotic					
NASH (Nonalcoholic Steatohepatitis)	Fast Track	*Pending (IND is Open)*			
IPF (Idiopathic Pulmonary Fibrosis)	Orphan Drug Fast Track	*Pending (IND is Open)*			
MN-221, Intravenous Bronchodilator					
Acute Exacerbations of Asthma					

MEDICINOVA

© MediciNova, Inc. 2015 4 MediciNova: Active Programs in Clinical Development

© MediciNova, Inc. 2015
5
Neurodegenerative Diseases
Progressive
Multiple Sclerosis
“Progressive MS”
•
MS affects more than 400,000 people in the U.S. and
2.3
million
worldwide
1
•
Patients
experience
a
diminished
quality
of
life
(e.g.
fatigue,
walking
difficulties,
weakness,
pain,
cognitive
changes,
depression)
1
•
Market
opportunity:
Total
sales
of
RRMS
drugs
were
$18
billion
worldwide
in
2014.
We
believe
Progressive
MS
market
is
at
least
as
large
as
RRMS
market.
•
Approved Drugs:  NONE APPROVED for long-term
treatment of Progressive MS
Amyotrophic
Lateral Sclerosis
(ALS)
“Lou Gehrig's
Disease”
1.
Source: National Multiple Sclerosis Society
2.
Source: ALS Association
3.
Source: Cowen & Co. estimate
4.
Cochrane Database of Systematic Reviews
•
Fatal:
ALS
Life
expectancy
is
2-5
years
2
•
ALS
affects
up
to
30,000
people
in
the
U.S.
2
(Orphan
indication)
•
Market opportunity:  an effective new drug for ALS
could
generate
sales
>$1
billion
per
year
3
•
Approved Drugs:  RILUZOLE increases survival by
only
2-3
months

© MediciNova, Inc. 2015
6
Fibrotic Diseases
Idiopathic
Pulmonary
Fibrosis
“IPF”
Nonalcoholic
Steatohepatitis
“NASH”
•
NASH
prevalence
in
the
U.S.
is
2-5%
1
•
Additional 10-20% have “fatty liver” due to being
overweight
or
obese

•
NASH
Market
forecast:
$1.6
billion
by
2020

•
Approved Drugs:  NO TREATMENT APPROVED
1.
National Digestive Diseases Information Clearinghouse (NDDIC)
2.
Allied Market Research
3.
Coalition for Pulmonary Fibrosis
4.
Research and Markets
5.
Esbriet prescribing information
6.
OFEV prescribing information
•
IPF
prevalence
about
128,000
in
the
U.S.
3
(Orphan
indication)
•
Two-thirds
of
IPF
patients
die
within
5
years

•
IPF
Market
forecast:
>$1
Billion
in
2017

•
Approved
Drugs:
Esbriet
(pirfenidone)
approved
in October
2014;
Esbriet
Phase
3
studies
enrolled
mild
to
moderate
IPF;
No
survival
benefit
shown

•
OFEV (nintedanib) approved in October 2014;
Phase 3 studies enrolled mild to moderate IPF;
No
survival
benefit
shown

© MediciNova, Inc. 2015 7 Tipelukast MN-001 Developing Novel Therapeutics… MEDICINOVA MN-166 Ibudilast

MN-166

Ibudilast

PDE4
inhibitor
cAMP
5'-AMP
cAMP↑

MICROGLIA STIMULATORS
viruses
bacteria
damaged neurons
activated astrocytes
ischemia
dead cells/debris
CNS toxins
ABeta40/42
neuronal degeneration

MEDICINOVA

© MediciNova, Inc. 2015
GLIAL CELL ATTENUATION
Role of Glia:
•
Type of macrophage
•
Increases in number during brain damage
•
Glial activation leads to neurodegeneration
MIF Inhibition:
•
Linked to attenuated disease progression
in animal models of MS
PDE inhibition
•
Increases cAMP, reducing inflammation

How does MN-166 work?

© MediciNova, Inc. 2015
MN-166 Phase 2 RRMS Data
•
Significant attenuation of brain volume loss (p=0.035)
•
Significant attenuation of conversion of acute lesions to
persistent black holes
(p=0.004)
•
Sustained disability progression was significantly less
likely (p=0.026)
MN-166 Ongoing NIH-funded Phase 2b study
•
PPMS and SPMS study
•
Trial to be completed in 1H 2017

MN-166:  MS Data

© MediciNova, Inc. 2015
MN-166 Opioid Withdrawal & Analgesia Phase 1b/2a Trial
•
Reduced
Subjective
Opioid
Withdrawal
Scale
(SOWS)
•
Significantly reduced perspiring (p<0.05) and hot flashes (p<0.05), two components of SOWS
MN-166
Opioid
Self-Administration
Phase
2a
Trial
(INTERIM
DATA)
•
Significantly
decreased
the
craving
for
heroin
(p<0.05),
cocaine
(p<0.05),
and
tobacco (p<0.05)
•
Significantly
decreased
the
positive
subjective
effects
of
oxycodone
measured
by mean responses to statements such as “I Feel High” (p<0.05) and
“I Liked the Dose” (p<0.05)
MN-166-Methamphetamine Phase Ib Trial
•
Significantly reduced perseverations (p=0.01) and variability in response times
(p=0.006),
suggesting
a
protective
effect
on
sustained
attention

MN-166:
Addiction Data

© MediciNova, Inc. 2015
FDA
Granted
Orphan
Drug
Designation
to
MN-166
for
Krabbe
disease
(June
2015)
•
Krabbe disease is a rare genetic degenerative disorder for which there is no cure and is generally fatal before two years of age
•
Only treatment option for Krabbe disease is hematopoietic stem cell transplantation, which has limited efficacy and potential risk to the patient
MediciNova has Open Investigational New Drug (IND) application with the Division of Neurology Products (DNP) for MN-166
FDA
Approval
would
generate
valuable
Priority
Review
Voucher
•
Rare Pediatric Disease Priority Review Voucher can be sold
•
BioMarin
sold its voucher to Regeneron for $67.5 million (July 2014)
•
Retrophin sold its voucher to Sanofi for $245 million (May 2015)
•
United Therapeutics sold its voucher to AbbVie for $350 million (August 2015)

MN-166:
Krabbe Disease

© MediciNova, Inc. 2015

What is Fibrosis?
Fibrosis
•
Fibrosis is the development of
excess fibrous connective tissue in
an organ
•
Fibrosis is a result of inflammation,
irritation, or healing (e.g. scar)
•
Cross-linking of collagen and elastin
is the final step in fibrosis
Cross-linking of collagen and elastin
fibrosis

© MediciNova, Inc. 2015

How does Fibrosis Develop?
Genes Promoting Fibrosis
•
LOXL2
•
Collagen Type 1
•
CCR2
•
MCP-1
•
TIMP-1
LOXL2
Cross-linking of collagen and elastin
fibrosis
Collagen Type 1
CCR2
MCP-1
TIMP-1

© MediciNova, Inc. 2015

How does MN-001 work?
Tipelukast
MN-001
MN-001
LOXL2
Cross-linking of collagen and elastin
fibrosis
Collagen Type 1
CCR2
MCP-1
TIMP-1
MN-001 Reduces Gene Expression
•
LOXL2
•
Collagen Type 1
•
CCR2
•
MCP-1
•
TIMP-1

P<0.001
P<0.05
P<0.01
P<0.001
NAFLD Activity score
0
1
2
3
4
5
6
Normal
Vehicle
MN-001-low
MN-001-middle
MN-001-high

P<0.01
P<0.05
P<0.05
P<0.001
Sirius red-positive area (%)
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
Normal
Vehicle
MN-001-low
MN-001-middle
MN-001-high

MEDICINOVA

© MediciNova, Inc. 2015
•
More than 600 human
subjects exposed to MN-001
Phase 2 study of MN-001 in
asthma with positive results
MN-001 was considered
generally safe and well-tolerated
•
Pre-clinical data shows anti-
fibrotic effect in a Dose-
Dependent Manner
•
Improved NAFLD Activity Score
(NAS) via a reduction in
hepatocyte ballooning
•
Reduced fibrosis area

MN-001 Data
NAFLD Activity Score (NAS)
% of fibrosis area
Tipelukast
MN-001

MN-166

Ibudilast

Neuro NEXT

Cleveland Clinic

NIH National Institute of Neurological Disorders and Stroke

MEDICINOVA

© MediciNova, Inc. 2015
Timeline -
Progressive MS

Q2 2013: Submit New IND
Amendment and New Protocol
Q3 2013: FDA Approval of Protocol
& Study Initiation
Q4 2013: Began Enrollment
Q2 2015: Presentation at AAN
Q2 2015: Completed Enrollment
2H 2016: Interim analysis
1H 2017: Final Results
Progressive
Multiple Sclerosis
“Progressive MS”

MN-166

Ibudilast

Carolinas HealthCare System

MEDICINOVA

© MediciNova, Inc. 2015
Timeline -
ALS

Amyotrophic
Lateral Sclerosis
(ALS)
“Lou Gehrig's
Disease”
Q3 2014: Submit New ALS Protocol
as IND Amendment
Q3 2014:  FDA Approval to Start
Study
Q4 2014: Began Enrollment
Q2 2015: Presentation at AAN:
Positive Interim Safety Review
Q3 2015: Amended Protocol to
include 60 Advanced ALS patients
using non-invasive ventilation (NIV)
Q4 2015: Interim data

© MediciNova, Inc. 2015
Timeline -
NASH

Nonalcoholic
Steatohepatitis
(NASH)
Tipelukast
MN-001
Q1 2014: Positive preclinical data in
NASH
Q3 2014: Positive preclinical data in
Advanced NASH
Q4 2014: Present NASH data at AASLD
and JDDW
Q1 2015: Opened IND;  FDA Approved
Phase 2 Protocol
Q1 2015: New Patent allowed for NASH
Q2 2015: Fast Track
designation granted
ASAP: Initiate Phase 2 Study

© MediciNova, Inc. 2015
Timeline -
IPF

Q2 2014: Positive preclinical data in
pulmonary fibrosis
Q3 2014: Present data at ICLAF
Q4 2014: Prepare Protocol
Q4
2014:
FDA
granted
Orphan-drug
designation to MN-001 for IPF
Q1 2015: FDA Approved Phase 2 Protocol
for moderate to severe IPF
Q3
2015:
Fast
Track
designation
granted
ASAP: Initiate Phase 2 Study
Tipelukast
MN-001
Idiopathic
Pulmonary
Fibrosis
“IPF”

© MediciNova, Inc. 2015

MN-001 (tipelukast):  3 New Patents
NASH:
New Patent covers MN-001 (tipelukast) and MN-002 (a major metabolite of MN-001)
for treatment of nonalcoholic steatohepatitis (NASH); Expires no earlier than Dec 2032
NAFLD:  New Patent covers MN-001 (tipelukast) and MN-002 (a major metabolite of MN-001)
for treatment of nonalcoholic fatty liver disease (NAFLD);  Expires no earlier than Dec 2032
Liver Disorders: New Patent covers MN-001 (tipelukast) and MN-002 (a major metabolite of
MN-001)
for
the
treatment
of
steatosis,
lobular
inflammation,
hepatic
ballooning,
hepatic
scarring, and elevated liver hydroxyproline levels; Expires no earlier than Dec 2032
ASH
(Alcoholic
steatohepatitis)
NASH
(Nonalcoholic
steatohepatitis)
NAFLD
(Nonalcoholic fatty
liver disease)
AFLD
(Alcoholic fatty
liver disease)
Steatosis

© MediciNova, Inc. 2015

2014
•
ALS: New Protocol Submitted
•
ALS: FDA Approval to Start Study
•
ALS: Began Enrollment
•
NASH: Positive Preclinical Data
•
NASH: Presented at AASLD and JDDW
•
IPF: Orphan Drug Designation Granted
•
New Patents cover NAFLD, steatosis, and
other liver disorders
2015
•
AAN Presentations for ALS and
Progressive MS
•
Progressive MS: Completed Enrollment
•
ALS: Amended
Protocol (Advanced ALS)
•
ALS: Interim Data
•
NASH: Opened
IND; Protocol Approved,
New Patent covers NASH, Fast Track
•
IPF: FDA
Approved Protocol, Fast Track
•
NASH:
Announce Next Steps
•
IPF: Announce Next Steps
2016
•
Progressive MS: Interim Analysis
2017
•
Progressive MS: Final Results
MN-166
Ibudilast
Tipelukast
MN-001
Timeline
Summary
MEDICINOVA